SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

Effective immediately, for the following portfolios:

Asset Allocation: Diversified Growth Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Putnam Investment Management, LLC is deleted in its entirety and replaced with the following:.

Name	Portfolio Manager of the Portfolio Since	Title
Robert J. Kea, CFA	2002	Co-Head of Global Asset Allocation and Portfolio Manager

Robert J. Schoen	2002	Co-Head of Global Asset Allocation and Portfolio Manager

James A. Fetch	2011	Co-Head of Global Asset Allocation and Portfolio Manager

James R. Vaillancourt, CFA	2011	Co-Head of Global Asset Allocation and Portfolio Manager

Joshua B. Kutin, CFA	2012	Portfolio Manager

Dated: February 22, 2013